PRESS RELEASE

GfK-Custom Research Inc. Signs Exclusive Agreement with
Greenfield Online For Internet Survey Research

WILTON, CONNECTICUT, January 4, 2005 — Greenfield Online, Inc (Nasdaq: SRVY), a leading provider of Internet survey solutions to marketing research and consulting companies, today reported that GfK Custom Research Inc. (GfK-CRI) has signed a new agreement appointing Greenfield Online as their exclusive supplier of full service Internet survey research services and sample research data, subject to certain limited exceptions. The companies have worked together since 2001.

The agreement with GfK-CRI has an initial term ending on December 31, 2005 and it will automatically renew for successive one-year periods unless cancelled by either party prior to the expiration of the current term. During the term, Greenfield Online will provide GfK-CRI with Internet-based survey services, which include the programming and hosting of surveys, as well as survey respondents from its panel of 3.4 million survey takers. As a client partner, Greenfield Online will also provide to GfK-CRI a dedicated project team and customized sales and marketing support services to further enhance customer service.

“We are very pleased to be extending our relationship with GfK-CRI,” stated Dean Wiltse, Greenfield Online’s president and chief executive officer. ”This new agreement validates our Internet only business model and is a testament to our ability to consistently deliver high-value, high-quality results for our clients.”

About GfK Custom Research Inc.

GfK Custom Research Inc. is one of the leading US marketing research firms, offering a broad array of services to Fortune 500 companies, including brand and communication, new product development, as well as customer satisfaction and loyalty measurement. Founded as Custom Research Inc., the company is the only marketing research firm to win the Malcolm Baldrige National Quality Award. More information: www.gfkcustomresearch.com

About Greenfield Online

Greenfield Online, headquartered in Wilton, CT, is a leading independent provider of Internet survey solutions to the global marketing research industry. The company has built and actively manages the Greenfield Online panel, a 100% double opt-in Internet-based panel of over 3.4 million individuals residing in households containing an estimated 8.8 million people. This proprietary panel allows Greenfield to supply its clients with diverse, demographically representative survey research data. For more information visit http://www.Greenfield.com.

Company Contact:
Cynthia Brockhoff
Vice President – Investor Relations
Greenfield Online

Ph: (203)-846-5772
Cbrockhoff@Greenfield.com

Agency Contact:
David Pasquale
The Ruth Group
Ph: (646)-536-7006
Dpasquale@theruthgroup.com

Safe Harbor Statement

Certain statements in this press release and certain oral statements made from time to time by representatives of the Company constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, statements regarding the Company’s relationship with GfK-CRI, predictions and guidance relating to the Company’s future financial performance and market share expansion, clients, sales bookings, bid volume, backlog, and Internet penetration of the global market research industry. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, or the negative of these terms or other comparable terminology. The forward-looking statements contained herein are based on the Company’s current expectations but they involve a number of risks and, uncertainties and do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed by the Company after the date of this release. Our actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation, risks related to our ability to maintain the size and demographic composition of the Greenfield Online panel, our panelists’ responsiveness to our surveys, our reliance of our largest customers, our ability to compete with marketing research firms and other potential competitors, our ability to manage our growth and international expansion, our online business model, demand for our products and services, the strength of our brand and other risks detailed in our filings with the Securities and Exchange Commission available at www.sec.gov, including the final Prospectus relating to our public offering filed on December 6, 2004. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.